UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2017

Xtant Medical Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane
Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Eighth Amendment to Amended and Restated Credit Agreement

Effective January 13, 2017, Bacterin International, Inc. (“Bacterin”), a Nevada corporation and wholly-owned subsidiary of Xtant Medical Holdings, Inc. (the “Company”), as borrower, the Company, X-Spine Systems, Inc., an Ohio corporation and wholly-owned subsidiary of the Company, and Xtant Medical, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, collectively as the guarantors, ROS Acquisition Offshore LP (“ROS”) and OrbiMed Royalty Opportunities II, LP (“OrbiMed”), entered into the Eighth Amendment to Amended and Restated Credit Agreement (the “Amendment”), which amended the existing Amended and Restated Credit Agreement (the “Facility”). The Facility generally provided for the refinancing of approximately $24,000,000 in previously existing term loans and the borrowing of an additional $18,000,000 by Bacterin.

The seventh amendment to the Facility deferred Bacterin’s accrued interest payment date for the fiscal quarter ended on December 31, 2016 until January 14, 2017. The Amendment further defers Bacterin’s accrued interest payment date for the fiscal quarter ended until January 31, 2017. The interest due on January 31, 2017 will be $1,107,244.19, plus interest accrued on such interest from January 2, 2017 until paid at a rate equal to 14% plus the higher of the LIBO Rate (as defined in the Facility) for the fiscal quarter ended on December 31, 2016, or 1%.

Indenture Common Stock

On October 17, 2017 (the “Closing Date”), the Company entered into Securities Purchase Agreements (the “Indenture Common Stock SPAs”) with Bruce Fund, Inc. (“Bruce Fund”), Park West Partners International, Limited (“PWPI”), Park West Investors Master Fund, Limited (“PWIMF”), and Telemetry Securities, L.L.C. (“Telemetry”), to satisfy interest obligations that the Company owed to Bruce Fund, PWPI, PWIMF and Telemetry under $16,000,000 of convertible promissory notes issued to them under the Indenture, dated as of July 31, 2015, between the Company and Wilmington Trust, National Association (the “Indenture”).

Pursuant to the Indenture Common Stock SPAs, Bruce Fund, PWPI, PWIMF and Telemetry agreed to purchase from the Company a total of 843,289 shares of the Company’s common stock, $0.000001 par value per share (the “Common Stock”) at a price of $0.5692 per share.

The Common Stock offered in this offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-194944) previously filed with the Securities and Exchange Commission (the “SEC”) and a prospectus supplement and accompanying prospectus filed with the SEC. The Company issued the following shares of Common Stock on the Closing Date:

Entity	Shares of Common Stock
Park West Partners International, Limited	54,749
Park West Investors Master Fund, Limited	393,248
Telemetry Securities, L.L.C.	289,881
Bruce Fund, Inc.	105,411

On the Closing Date, the purchase price for the Common Stock was paid by Bruce Fund, PWPI, PWIMF and Telemetry by a dollar-for-dollar offset against all interest due to the Bruce Fund, PWPI, PWIMF and Telemetry as of the Closing Date under the convertible notes issued to them under the Indenture. The Indenture Common Stock SPAs contain customary representations, warranties and covenants.

Indenture Notes

On the Closing Date, the Company entered into a Securities Purchase Agreement (the “Indenture Notes SPA”) and certain related documents (collectively, the “Indenture Notes Transaction Documents”) with ROS and OrbiMed, to satisfy interest obligations that the Company owed to ROS and OrbiMed pursuant to $52,000,000 of convertible promissory notes issued to them under the Indenture. The Indenture Notes SPA and the Indenture Notes Transaction Documents as more fully described below.

Indenture Notes SPA

Pursuant to the Indenture Notes SPA, ROS and OrbiMed agreed to purchase from the Company a new series of 6% Convertible Senior Notes Due 2021 in the aggregate original principal amount of up to $1,560,000 (each, an “Indenture Note” and, collectively, the “Indenture Notes”). The Indenture Notes are convertible into Common Stock at a conversion price of $0.7589 per share, and mature on July 15, 2021 (the “Maturity Date”) in accordance with the terms and conditions of the Indenture Notes, as more fully described below.

The Company issued the following Indenture Notes on the Closing Date:

•	An Indenture Note in the aggregate original principal amount of $995,700 to ROS (the “ROS Indenture Convertible Note”); and

•	An Indenture Note in the aggregate original principal amount of $564,300 to OrbiMed (the “OrbiMed Indenture Convertible Note”).

On the Closing Date, the purchase price for the Indenture Notes were paid by ROS and OrbiMed by a dollar-for-dollar offset against all interest due to the ROS and OrbiMed as of the Closing Date under the convertible notes issued to them under the Indenture. The Indenture Notes SPA contains customary representations, warranties and covenants.

The Indenture Notes

As set forth above, on the Closing Date, the Company issued to ROS and OrbiMed, the ROS Indenture Convertible Note and the OrbiMed Indenture Convertible Note, respectively.

Interest under the Indenture Notes accrues at a rate of 6% per year and will be paid semi-annually in arrears through the addition of the amount of such interest to the then outstanding principal amount. Upon a default for failure to pay any amount due under the Indenture Notes, interest will accrue at a rate equal to 6.00% per annum plus 100 basis points.

Pursuant to the Indenture Notes, if a fundamental change occurs at any time prior to the Maturity Date, ROS or OrbiMed may require the Company to repurchase the Indenture Note at a price equal to 100% of the principal amount of the Indenture Note, plus accrued and unpaid interest. Fundamental changes under the Indenture Notes include, among others: a change in control of more than 50% of the voting power of the Company’s common equity; a sale of substantially all of the consolidated assets of the Company; any transaction where all of the Common Stock is exchanged for the right to receive other securities; and if the Company’s stockholders approve any plan or proposal for the liquidation or dissolution of the Company.

ROS and OrbiMed may cause the redemption and acceleration of an Indenture Note upon any event of default by the Company. Events of default under the Indenture Notes include, among others, a failure by the Company to pay principal and interest on an Indenture Note when due; a failure by the Company to give a fundamental change notice when due; failure by the Company to convert an Indenture Note upon proper notice by ROS or OrbiMed; an acceleration of any other indebtedness of the Company in excess of $1 million; a bankruptcy of the Company; a judgment against the Company in excess of $1 million; and a material breach by the Company of a covenant or other term or condition in an Indenture Note.

The Indenture Notes are convertible at ROS’s or OrbiMed’s election into shares of Common Stock at a conversion price of $0.7589 per share at any time prior to the close of business on the second business day immediately preceding the Maturity Date.

Indenture Notes Registration Rights Agreement

In connection with the offering of the Indenture Notes and certain requirements in the Indenture Notes SPA, on the Closing Date, the Company, ROS and OrbiMed, entered into the Registration Rights Agreement (the “Indenture Notes Registration Rights Agreement”). Under the Indenture Notes Registration Rights Agreement, the Company will file a shelf registration statement providing for the registration of the offer and sale of the Indenture Notes by ROS and OrbiMed and will use its best efforts to cause such shelf registration statement to become effective no later than the 180th day after the Closing Date. The Company agrees to use its best efforts to keep the shelf registration statement continuously effective in order to permit the related prospectus to be usable by ROS and OrbiMed from the date the shelf registration statement becomes effective until the earlier of (i) the 60th trading day following the Maturity Date or (ii) the date upon which there are no longer any outstanding registrable securities.

PIK Notes

On the Closing Date, the Company also entered into a Securities Purchase Agreement (the “PIK Notes SPA”) and certain related documents (collectively, the “PIK Notes Transaction Documents”) with ROS and OrbiMed, to satisfy interest obligations that the Company owed to ROS and OrbiMed pursuant to $2,238,166.45 of convertible promissory notes issued under the Securities Purchase Agreement, dated as of April 14, 2016, by and among the Company, ROS and OrbiMed (the “2016 SPA”). The PIK Notes SPA and the PIK Notes Transaction Documents as more fully described below.

PIK Notes SPA

Pursuant to the PIK Notes SPA, ROS and OrbiMed agreed to purchase from the Company a new series of 6% Convertible Senior Notes Due 2021 in the aggregate original principal amount of up to $1,560,000 (each, a “PIK Note” and, collectively, the “PIK Notes”). The PIK Notes are convertible into Common Stock at a conversion price of $0.7589 per share, and mature on the Maturity Date in accordance with the terms and conditions of the PIK Notes, as more fully described below.

The Company issued the following PIK Notes on the Closing Date:

•	A PIK Note in the aggregate original principal amount of $42,856.59 to ROS (the “ROS PIK Convertible Note”); and

•	A PIK Note in the aggregate original principal amount of $24,288.41 to OrbiMed (the “OrbiMed PIK Convertible Note”).

On the Closing Date, the purchase price for the PIK Notes were paid by ROS and OrbiMed by a dollar-for-dollar offset against all interest due to the ROS and OrbiMed as of the Closing Date under the convertible notes issued under the 2016 SPA. The PIK Notes SPA contains customary representations, warranties and covenants.

The PIK Notes

As set forth above, on the Closing Date, the Company issued to ROS and OrbiMed, the ROS PIK Convertible Note and the Orbimed PIK Convertible Note, respectively.

Interest under the PIK Notes accrues at a rate of 6% per year and will be paid semi-annually in arrears through the addition of the amount of such interest to the then outstanding principal amount. Upon a default for failure to pay any amount due under the PIK Notes, interest will accrue at a rate equal to 6.00% per annum plus 100 basis points.

Pursuant to the PIK Notes, if a fundamental change occurs at any time prior to the Maturity Date, ROS or OrbiMed may require the Company to repurchase the PIK Note at a price equal to 100% of the principal amount of the PIK Note, plus accrued and unpaid interest. Fundamental changes under the PIK Notes include, among others: a change in control of more than 50% of the voting power of the Company’s common equity; a sale of substantially all of the consolidated assets of the Company; any transaction where all of the Common Stock is exchanged for the right to receive other securities; and if the Company’s stockholders approve any plan or proposal for the liquidation or dissolution of the Company.

ROS and OrbiMed may cause the redemption and acceleration of a PIK Note upon any event of default by the Company. Events of default under the PIK Notes include, among others, a failure by the Company to pay principal and interest on a PIK Note when due; a failure by the Company to give a fundamental change notice when due; failure by the Company to convert a PIK Note upon proper notice by ROS or OrbiMed; an acceleration of any other indebtedness of the Company in excess of $1 million; a bankruptcy of the Company; a judgment against the Company in excess of $1 million; and a material breach by the Company of a covenant or other term or condition in a PIK Note.

The PIK Notes are convertible at ROS’s or OrbiMed’s election into shares of the Common Stock at a conversion price of $0.7589 per share at any time prior to the close of business on the second business day immediately preceding the Maturity Date.

PIK Notes Registration Rights Agreement

In connection with the offering of the PIK Notes and certain requirements in the PIK Notes SPA, on the Closing Date, the Company, ROS and OrbiMed, entered into the Registration Rights Agreement (the “PIK Notes Registration Rights Agreement”). Under the PIK Notes Registration Rights Agreement, the Company will file a shelf registration statement providing for the registration of the offer and sale of the PIK Notes by ROS and OrbiMed and will use its best efforts to cause such shelf registration statement to become effective no later than the 180th day after the Closing Date. The Company agrees to use its best efforts to keep the shelf registration statement continuously effective in order to permit the related prospectus to be usable by ROS and OrbiMed from the date the shelf registration statement becomes effective until the earlier of (i) the 60th trading day following the Maturity Date or (ii) the date upon which there are no longer any outstanding registrable securities.

The foregoing descriptions of the Amendment, the Indenture Common Stock SPAs, the Indenture Notes SPA, the Indenture Notes, the Indenture Notes Registration Rights Agreement, the PIK Notes SPA, the PIK Notes, and the PIK Notes Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Amendment, the Indenture Common Stock SPAs, the Indenture Notes SPA, the Indenture Notes, the Indenture Notes Registration Rights Agreement, the PIK Notes SPA, the PIK Notes, and the PIK Notes Registration Rights Agreement, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12 and 10.13 respectively, and are incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Eighth Amendment to Amended and Restated Credit Agreement, dated as of January 13, 2017, by and among Bacterin International, Inc., Xtant Medical Holdings, Inc., X-Spine Systems, Inc., Xtant Medical, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.2	Securities Purchase Agreement, dated January 17, 2017, between Xtant Medical Holdings, Inc. and Bruce Fund, Inc.

10.3	Securities Purchase Agreement, dated January 17, 2017, between Xtant Medical Holdings, Inc. and Park West Partners International, Limited.

10.4	Securities Purchase Agreement, dated January 17, 2017, between Xtant Medical Holdings, Inc. and Park West Investors Master Fund, Limited.

10.5	Securities Purchase Agreement, dated January 17, 2017, between Xtant Medical Holdings, Inc. and Telemetry Securities, L.L.C.

10.6	Securities Purchase Agreement (for sale of the Indenture Notes), dated January 17, 2017, among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.7	Convertible Promissory Note in the principal amount of $995,700, dated January 17, 2017, made by Xtant Medical Holdings, Inc. in favor of ROS Acquisition Offshore LP.

10.8	Convertible Promissory Note in the principal amount of $564,300, dated January 17, 2017, made by Xtant Medical Holdings, Inc. in favor of OrbiMed Royalty Opportunities II, LP.

10.9	Registration Rights Agreement (for Common Stock underlying the Indenture Notes), dated January 17, 2017, among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.10	Securities Purchase Agreement (for sale of the PIK Notes), dated January 17, 2017, among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.11	Convertible Promissory Note in the principal amount of $42,856.59, dated January 17, 2017, made by Xtant Medical Holdings, Inc. in favor of ROS Acquisition Offshore LP.

10.12	Convertible Promissory Note in the principal amount of $24,288.41, dated January 17, 2017, made by Xtant Medical Holdings, Inc. in favor of OrbiMed Royalty Opportunities II, LP.

10.13	Registration Rights Agreement (for Common Stock underlying the PIK Notes), dated January 17, 2017, among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2017
XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ John Gandolfo
	Name:	John Gandolfo
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Eighth Amendment to Amended and Restated Credit Agreement, dated as of January 13, 2017, by and among Bacterin International, Inc., Xtant Medical Holdings, Inc., X-Spine Systems, Inc., Xtant Medical, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.2	Securities Purchase Agreement, dated January 17, 2017, between Xtant Medical Holdings, Inc. and Bruce Fund, Inc.

10.3	Securities Purchase Agreement, dated January 17, 2017, between Xtant Medical Holdings, Inc. and Park West Partners International, Limited.

10.4	Securities Purchase Agreement, dated January 17, 2017, between Xtant Medical Holdings, Inc. and Park West Investors Master Fund, Limited.

10.5	Securities Purchase Agreement, dated January 17, 2017, between Xtant Medical Holdings, Inc. and Telemetry Securities, L.L.C.

10.6	Securities Purchase Agreement (for sale of the Indenture Notes), dated January 17, 2017, among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.7	Convertible Promissory Note in the principal amount of $995,700, dated January 17, 2017, made by Xtant Medical Holdings, Inc. in favor of ROS Acquisition Offshore LP.

10.8	Convertible Promissory Note in the principal amount of $564,300, dated January 17, 2017, made by Xtant Medical Holdings, Inc. in favor of OrbiMed Royalty Opportunities II, LP.

10.9	Registration Rights Agreement (for Common Stock underlying the Indenture Notes), dated January 17, 2017, among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.10	Securities Purchase Agreement (for sale of the PIK Notes), dated January 17, 2017, among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.11	Convertible Promissory Note in the principal amount of $42,856.59, dated January 17, 2017, made by Xtant Medical Holdings, Inc. in favor of ROS Acquisition Offshore LP.

10.12	Convertible Promissory Note in the principal amount of $24,288.41, dated January 17, 2017, made by Xtant Medical Holdings, Inc. in favor of OrbiMed Royalty Opportunities II, LP.

10.13	Registration Rights Agreement (for Common Stock underlying the PIK Notes), dated January 17, 2017, among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.